                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):                              January 16, 2001




                             MULTIMEDIA GAMES, INC.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)


            Texas                       0-28318                 74-2611034
     -----------------            -----------------          -------------
       (State or other                (Commission              (IRS Employer
       jurisdiction of               File Number)           Identification No.)
       incorporation)



        8900 Shoal Creek Blvd., Suite 300, Austin, Texas         78757
        ------------------------------------------------------------------
        (Address of principal executive offices)               (Zip Code)



    Registrant's telephone number, including area code    (512) 371-7100
                                                          --------------



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Item 7.       Financial statements, Pro forma Financial Information and
              Exhibits.

              Exhibit 99.1 Form of presentation to security analysts and investors.

Item 9.       Regulation FD Disclosure.

              Multimedia Games, Inc., intends to make to security analysts and investors a presentation concerning the Company in substantially the form attached hereto as Exhibit 99.1


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               MULTIMEDIA GAMES, INC.



Dated: January 15, 2001                        By:    /s/ Gordon T. Graves
                                                      --------------------------
                                                      Gordon T. Graves
                                                      Chairman of the Board and
                                                      Chief Executive Officer



                                  EXHIBIT INDEX

EXHIBIT NO.
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
99.1          Form of Presentation to Security Analysts and Investors


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